Exhibit 99.10


                                                                EXECUTION COPY
                                                                --------------

==============================================================================


                         GSAA HOME EQUITY TRUST 2007-6

                           ASSET-BACKED CERTIFICATES

                                 SERIES 2007-6



               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT


                                     among

                         GS MORTGAGE SECURITIES CORP.,
                                  as Assignor

               DEUTSCHE BANK NATIONAL TRUST COMPANY, AS TRUSTEE
                       FOR GSAA HOME EQUITY TRUST 2007-6
                                  as Assignee

                                      and

                    WELLS FARGO BANK, NATIONAL ASSOCIATION
                                  as Servicer



                            and as acknowledged by



                   WELLS FARGO BANK, NATIONAL ASSOCIATION,
                              as Master Servicer




                                  Dated as of

                                 May 30, 2007


==============================================================================

               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

            ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "Assignment Agreement") is made this 30th day of May, 2007, among Wells Fargo Bank, National Association ("Wells Fargo"), a national banking association (in such capacity, the "Servicer"), GS Mortgage Securities Corp., a Delaware corporation (the "Assignor"), and Deutsche Bank National Trust Company, not in its individual capacity, but solely as trustee (in such capacity, the "Trustee") on behalf of GSAA Home Equity Trust 2007-6 (the "Assignee"), and as acknowledged by Wells Fargo, as master servicer (in such capacity, the "Master Servicer").

            WHEREAS, Goldman Sachs Mortgage Company ("GSMC") and the Servicer have entered into (i) the Second Amended and Restated Master Seller's Warranties and Servicing Agreement, dated as of November 1, 2005, (ii) the Assignment and Conveyance Agreement (07-AM02), dated as of January 29, 2007 and (iii) the Assignment and Conveyance Agreement (07-AM03), dated as of February 27, 2007 (collectively, the "Servicing Agreement") pursuant to which the Servicer sold to GSMC certain mortgage loans listed on the mortgage loan schedule attached as an exhibit to the Servicing Agreement;

            WHEREAS, GSMC has assigned and conveyed certain mortgage loans (the "Mortgage Loans"), which Mortgage Loans are subject to the provisions of the Servicing Agreement, to the Assignor pursuant to an Assignment, Assumption and Recognition Agreement, dated as of May 30, 2007, (the "GSMC Assignment Agreement");

            WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor the Mortgage Loans acquired by the Assignor pursuant to the GSMC Assignment Agreement, which Mortgage Loans are listed on the mortgage loan schedule attached as Exhibit A hereto (the "Mortgage Loan Schedule"); and

            WHEREAS, pursuant to a Master Servicing and Trust Agreement, dated as of May 1, 2007 (the "Trust Agreement"), among the Depositor, Deutsche Bank National Trust Company, as a Trustee and as a custodian, The Bank of New York Trust Company, National Association, as a custodian, U.S. Bank National Association, as a custodian and Wells Fargo, as Master Servicer, securities administrator and as a custodian, the Assignor will transfer the Mortgage Loans to the Assignee, together with the Assignor's rights under the Servicing Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder).

            NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

            1.   Assignment and Assumption.

            (a) The Assignor hereby assigns to the Assignee, as of the date hereof all of its right, title and interest in and to the Mortgage Loans and the GSMC Assignment Agreement (including without limitation the rights of GSMC under the Servicing Agreement to the extent assigned to the Assignor under the GSMC Assignment Agreement) from and after the date hereof, and the Assignee hereby assumes all of the Assignor's obligations under the Servicing Agreement, to the extent relating to the Mortgage Loans from and after the date hereof; the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Servicing Agreement from and after the date hereof, to the extent relating to the Mortgage Loans.

            (b) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor's ownership interest in the Mortgage Loans since the date of the Servicing Agreement.

            (c) The Servicer and the Assignor shall have the right to amend, modify or terminate the Servicing Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder; provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

            2.   Accuracy of Servicing Agreement.

            The Servicer and the Assignor represent and warrant to the Assignee that (i) attached as Exhibit B to the GSMC Assignment Agreement is a true, accurate and complete copy of the Servicing Agreement, (ii) the Servicing Agreement is in full force and effect as of the date hereof, (iii) except as provided under the GSMC Assignment Agreement, the Servicing Agreement has not been amended or modified in any respect and (iv) no notice of termination has been given to the Servicer under the Servicing Agreement. The Servicer, in its capacity as seller and/or servicer under the Servicing Agreement, further represents and warrants that the representations and warranties contained in Section 3.1 of the Servicing Agreement are true and correct as of the date hereto, and the representations and warranties regarding the Mortgage Loans contained in Section 3.2 of the Servicing Agreement were true and correct as of the respective Closing Date.

            3.   Recognition of Assignee.

            (a) From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and, notwithstanding anything herein or in the Servicing Agreement to the contrary shall service all of the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement (which, for the purposes of this sentence, does not include the Assignment and Conveyance Agreement (07-AM02), dated as of January 29, 2007), the terms of which are incorporated herein by reference. It is the intention of the Assignor, Servicer and Assignee that the Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

            (b) The Servicer further acknowledges that, from and after the date hereof, it (and any of its successors under the Servicing Agreement) will be subject to the supervision of the Master Servicer and that the Master Servicer, acting on behalf of the Trustee as the owner of the Mortgage Loans, shall have the same rights as were assigned by GSMC, in its capacity as the original "Owner" under the Servicing Agreement, to the Assignor under the GSMC Assignment Agreement, and further assigned hereunder by the Assignor to the Trustee, on behalf of the

Assignee. Such rights that the Master Servicer may enforce on behalf of the Trustee will include, without limitation, the right to terminate the Servicer under the Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Servicing Agreement and the right to exercise certain rights of consent and approval relating to actions taken by the Servicer.

            (c) All reports and other data required to be delivered by the Servicer to the "Owner" under the Servicing Agreement shall be delivered to the Master Servicer on behalf of the Assignee, at the address set forth in
Section 10 hereof. All remittances required to be made to the Trustee, as the successor in interest to the Assignor under the Servicing Agreement, shall be made instead to the Master Servicer by wire transfer to the following account:

            Wells Fargo Bank, National Association
            ABA #: 121000248
            For credit to: SAS Clearing
            Acct #: 3970771416
            FFC to: GSAA 2007-6 Acct # 53154300

            (d) Notwithstanding anything to the contrary in the Servicing Agreement, with respect to the Mortgage Loans, not later than the tenth (10th) calendar day of each month (or if such tenth (10th) calendar day is not a Business Day, the immediately succeeding Business Day), the Servicer shall furnish to the Master Servicer (i) (a) monthly loan data in the format set forth in Exhibit B hereto (or in such other format mutually agreed-upon between the Servicer and the Master Servicer), (b) default loan data in the format set forth in Exhibit C hereto (or in such other format mutually agreed-upon between the Servicer and the Master Servicer) and (c) information regarding realized losses and gains in the format set forth in Exhibit D hereto (or in such other format mutually agreed-upon between the Servicer and the Master Servicer), in each case relating to the period ending on the last day of the preceding calendar month, (ii) all such information required pursuant to clause (i)(a) above on a magnetic tape, electronic mail, or other similar media reasonably acceptable to the Master Servicer and (iii) all supporting documentation with respect to the information required under the preceding paragraph.

            4. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor as follows:

                 (a) Decision to Purchase. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Servicer other than those contained in the Servicing Agreement or this Assignment Agreement.

                 (b) Authority. The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Servicing Agreement.

                 (c) Enforceability. The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            5. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee as follows:

                 (a) Organization. The Assignor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with full power and authority (corporate and other) to enter into and perform its obligations under the Servicing Agreement and this Assignment Agreement.

                 (b) Enforceability. This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

                 (c) No Consent. The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

                 (d) Authorization; No Breach. The execution and delivery of this Assignment Agreement have been duly authorized by all necessary action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

                 (e) Actions; Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Assignment Agreement or (ii) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will if determined adversely to the Assignor materially adversely affect its ability to perform its obligations under this Assignment Agreement.

            It is understood and agreed that the representations and warranties set forth in this Section 5 shall survive delivery of the Mortgage Loan Documents to the Assignee or its designee and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery. It is understood and agreed that the obligations of the Assignor set forth in Section 6 to repurchase a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in this Section 5.

            It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 5, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

            6. Repurchase of Mortgage Loans. (a) Upon discovery or notice of any breach by the Assignor of any representation, warranty or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and if the Assignor does not cure such breach in all material respects within ninety (90) days from the date on which it is notified of the breach, the Assignee may enforce the Assignor's obligation hereunder to purchase such Mortgage Loan from the Assignee at the Repurchase Price (as defined in the Servicing Agreement).

            In the event the Servicer has breached a representation or warranty under the Servicing Agreement that is substantially identical to, or covers the same matters as, a representation or warranty breached by the Assignor hereunder, the Assignee shall first proceed against the Servicer. If the Servicer does not within ninety (90) days after notification of the breach, take steps to cure such breach (which may include certifying to progress made and requesting an extension of the time to cure such breach, as permitted under the Servicing Agreement) or purchase the Mortgage Loan, the Assignee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to purchase the Mortgage Loan from the Trust. In such event, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the Servicer to cure such breach or repurchase such Mortgage Loan under the terms of the Servicing Agreement with respect to such Mortgage Loan. In the event of a repurchase of any Mortgage Loan by the Assignor, the Trustee shall promptly deliver to the Assignor or its designee the related Mortgage File and shall assign to the Assignor all of the Assignee's rights under the Servicing Agreement, but only insofar as the Servicing Agreement relate to such Mortgage Loan.

            Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof, or to take notice of any breach or default thereof.

            7.   Termination; Optional Clean-Up Call.

            In connection with the Trust Agreement, the Master Servicer hereby agrees to the following obligations described below. For purposes of this
Section 7 only, any capitalized term used but not defined in this Assignment Agreement has the same meaning assigned thereto in the Trust Agreement.

            If the party with the optional call right elects to terminate the Trust Fund pursuant to Sections 11.01 of the Trust Agreement, by no later than the 10th day of the month of the final distribution, the Master Servicer shall notify the Trustee and the Securities Administrator of the final Distribution Date and of the applicable repurchase price of the Mortgage Loans and REO Properties.

            In the event such party purchases the Mortgage Loans (and REO Properties) pursuant to Section 11.01 of the Trust Agreement and pursuant to the Step 2 Assignment Agreements, the Master Servicer is required thereunder to remit to the Securities Administrator the applicable Termination Price on the Remittance Date immediately preceding the applicable final Distribution Date. Upon such final deposit with respect to the Trust Fund and the receipt by the Securities Administrator and the Custodians of a Request for Release therefor, the Master Servicer shall direct the Custodians to release to the Master Servicer or its designee the Custodial Files for the Mortgage Loans.

            8.   Continuing Effect.

            Except as contemplated hereby, the Servicing Agreement shall remain in full force and effect in accordance with their respective terms.

            9.   Governing Law.

            THIS ASSIGNMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

            EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT AGREEMENT, OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF SUCH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS ASSIGNMENT AGREEMENT.

            10.  Notices.

            Any notices or other communications permitted or required hereunder or under the Servicing Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

            (a) in the case of the Servicer,

            Wells Fargo Bank, National Association
            1 Home Campus, MAC #X2302-033
            Des Moines, Iowa 50328-0001
            Attention:  John B. Brown
            Tel:  (515) 324-7071
            Fax:  (515) 324-3118

            with a copy to,

            Wells Fargo Bank, National Association
            1 Home Campus, MAC #X2401-06T
            Des Moines, Iowa 50328-0001
            Attention:  General Counsel
            Tel:  515-213-4762
            Fax:  (515) 213-5192

            or such other address as may hereafter be furnished by the Servicer;

            (b) in the case of the Master Servicer,

            Wells Fargo Bank, National Association
            P.O. Box 98
            Columbia, Maryland 21046
            Attention:  Client Manager - GSAA 2007-6

            or in the case of overnight deliveries:

            Wells Fargo Bank, National Association
            9062 Old Annapolis Road
            Columbia, Maryland 21045
            Attention: Client Manager - GSAA 2007-6

            or such address as may hereafter be furnished by the Master
Servicer;

            (c) in the case of the Trustee or the Assignee,

            Deutsche Bank National Trust Company
            1761 East St. Andrew Place

            Santa Ana, California 92705-4934
            Attention: Trust Administration - GS0706
            Tel.: (714) 247-6000

            or such other address as may hereafter be furnished by the Trustee or Assignee.

            11.  Counterparts.

            This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

            12.  Definitions.

            Any capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the Servicing Agreement or the Trust Agreement, as applicable.

            13. Third Party Beneficiary. The parties agree that the Master Servicer is intended to be, and shall have the rights of, a third party beneficiary of this Assignment Agreement.

            14.  Trustee Capacity.

            It is expressly understood and agreed by the parties hereto that
(a) this Assignment Agreement is executed and delivered by Deutsche Bank National Trust Company, not individually or personally, but solely on behalf of GSAA Home Equity Trust 2007-6, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements by Deutsche Bank National Trust Company but is made and intended for the purpose for binding only the GSAA Home Equity Trust 2007-6, (c) nothing herein contained shall be construed as creating any liability on the part of Deutsche Bank National Trust Company, individually or personally, to perform any covenant either express or implied contained herein, all such liability, if any, being expressly waived by the parties hereto, and by any person claiming by, through or under the parties hereto and (d) under no circumstances shall Deutsche Bank National Trust Company be personally liable for the payment of any indebtedness or expenses of the GSAA Home Equity Trust 2007-6 or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the GSAA Home Equity Trust 2007-6 under this Agreement or any other related document or documents.



                           [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.


                                    GS MORTGAGE SECURITIES CORP., as Assignor



                                    By:    /s/ Michelle Gill
                                       ---------------------------------------
                                        Name:  Michelle Gill
                                        Title: Vice President


                                    DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as Trustee



                                    By:    /s/ Mei Nghia
                                       ---------------------------------------
                                        Name:  Mei Nghia
                                        Title: Authorized Signer


                                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                    as Servicer



                                    By:    /s/ Patrick Greene
                                       ---------------------------------------
                                        Name:  Patrick Greene
                                        Title: Senior Vice President


Acknowledged and Agreed:
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Master Servicer



By:    /s/ Martin Reed
   ---------------------------------
    Name:  Martin Reed
    Title: Vice President





                            Wells Fargo Step 2 AAR

                                                                     EXHIBIT A

                            Mortgage Loan Schedule
                            ----------------------

   [On File with the Securities Administrator as provided by the Depositor]





                            Wells Fargo Step 2 AAR

                                                                     EXHIBIT B

--------------------------------------------------------------------------------------
Standard Loan Level File Layout - Master Servicing
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Column Name             Description                       Decimal  Format Comment  Max
                                                                                  Size
--------------------------------------------------------------------------------------
Each file requires the following fields:
--------------------------------------------------------------------------------------
SER_INVESTOR_NBR        A value assigned by the Servicer           Text up to 20
                        to define a group of loans.                digits          20
--------------------------------------------------------------------------------------
LOAN_NBR                A unique identifier assigned to            Text up to 10
                        each loan by the investor.                 digits          10
--------------------------------------------------------------------------------------
SERVICER_LOAN_NBR       A unique number assigned to a              Text up to 10
                        loan by the Servicer.  This may            digits          10
                        be different than the LOAN_NBR.
--------------------------------------------------------------------------------------
SCHED_PAY_AMT           Scheduled monthly principal and   2        No commas(,)
                        scheduled interest payment that            or dollar       11
                        a borrower is expected to pay,             signs ($)
                        P&I constant.
--------------------------------------------------------------------------------------
NOTE_INT_RATE           The loan interest rate as         4        Max length of 6
                        reported by the Servicer.                                   6
--------------------------------------------------------------------------------------
NET_INT_RATE            The loan gross interest rate      4        Max length of 6
                        less the service fee rate as                                6
                        reported by the Servicer.
--------------------------------------------------------------------------------------
SERV_FEE_RATE           The servicer's fee rate for a     4        Max length of 6
                        loan as reported by the                                     6
                        Servicer.
--------------------------------------------------------------------------------------
SERV_FEE_AMT            The servicer's fee amount for a   2        No commas(,)
                        loan as reported by the                    or dollar       11
                        Servicer.                                  signs ($)
--------------------------------------------------------------------------------------
NEW_PAY_AMT             The new loan payment amount as    2        No commas(,)
                        reported by the Servicer.                  or dollar       11
                                                                   signs ($)
--------------------------------------------------------------------------------------
NEW_LOAN_RATE           The new loan rate as reported by  4        Max length of 6
                        the Servicer.                                              6
--------------------------------------------------------------------------------------
ARM_INDEX_RATE          The index the Servicer is using   4        Max length of 6
                        to calculate a forecasted rate.                            6
--------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL       The borrower's actual principal   2        No commas(,)
                        balance at the beginning of the            or dollar       11
                        processing cycle.                          signs ($)
--------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL       The borrower's actual principal   2        No commas(,)
                        balance at the end of the                  or dollar       11
                        processing cycle.                          signs ($)
--------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE  The date at the end of                     MM/DD/YYYY
                        processing cycle that the                                  10
                        borrower's next payment is due
                        to the Servicer, as reported by
                        Servicer.
--------------------------------------------------------------------------------------
SERV_CURT_AMT_1         The first curtailment amount to   2        No commas(,)
                        be applied.                                or dollar       11
                                                                   signs ($)
--------------------------------------------------------------------------------------
SERV_CURT_DATE_1        The curtailment date associated            MM/DD/YYYY
                        with the first curtailment                                 10
                        amount.
--------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1         The curtailment interest on the   2        No commas(,)
                        first curtailment amount, if               or dollar       11
                        applicable.                                signs ($)
--------------------------------------------------------------------------------------
SERV_CURT_AMT_2         The second curtailment amount to  2        No commas(,)
                        be applied.                                or dollar       11
                                                                   signs ($)
--------------------------------------------------------------------------------------
SERV_CURT_DATE_2        The curtailment date associated            MM/DD/YYYY
                        with the second curtailment                                10
                        amount.
--------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2         The curtailment interest on the   2        No commas(,)
                        second curtailment amount, if              or dollar       11
                        applicable.                                signs ($)
--------------------------------------------------------------------------------------





                            Wells Fargo Step 2 AAR



--------------------------------------------------------------------------------------
Exhibit 1: Continued    Standard Loan Level File Layout

--------------------------------------------------------------------------------------
Column Name             Description                       Decimal  Format Comment  Max
                                                                                  Size
--------------------------------------------------------------------------------------
SERV_CURT_AMT_3         The third curtailment amount to   2        No commas(,)
                        be applied.                                or dollar       11
                                                                   signs ($)
--------------------------------------------------------------------------------------
SERV_CURT_DATE_3        The curtailment date associated            MM/DD/YYYY
                        with the third curtailment                                 10
                        amount.
--------------------------------------------------------------------------------------
CURT_ADJ_AMT_3          The curtailment interest on the   2        No commas(,)
                        third curtailment amount, if               or dollar       11
                        applicable.                                signs ($)
--------------------------------------------------------------------------------------
PIF_AMT                 The loan "paid in full" amount    2        No commas(,)
                        as reported by the Servicer.               or dollar       11
                                                                   signs ($)
--------------------------------------------------------------------------------------
PIF_DATE                The paid in full date as                   MM/DD/YYYY
                        reported by the Servicer.                                  10
--------------------------------------------------------------------------------------
                                                                   Action Code
ACTION_CODE             The standard FNMA numeric code             Key:            2
                        used to indicate the                       15=Bankruptcy,
                        default/delinquent status of a             30=Foreclosure,
                        particular loan.                           60=PIF,
                                                                   63=Substitution,
                                                                   65=Repurchase
                                                                   70=REO
--------------------------------------------------------------------------------------
INT_ADJ_AMT             The amount of the interest        2        No commas(,)
                        adjustment as reported by the              or dollar       11
                        Servicer.                                  signs ($)
--------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT  The Soldier and Sailor            2        No commas(,)
                        Adjustment amount, if                      or dollar       11
                        appliable.                                 signs ($)
--------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT        The Non Recoverable Loan Amount,  2        No commas(,)
                        if applicable.                             or dollar       11
                                                                   signs ($)
--------------------------------------------------------------------------------------
LOAN_LOSS_AMT           The amount the Servicer is        2        No commas(,)
                        passing as a loss, if                      or dollar       11
                        applicable.                                signs ($)
--------------------------------------------------------------------------------------
Plus the following applicable fields:
--------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL      The scheduled outstanding         2        No commas(,)
                        principal amount due at the                or dollar       11
                        beginning of the cycle date to             signs ($)
                        be passed through to investors.
--------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL      The scheduled principal balance   2        No commas(,)
                        due to investors at the end of a           or dollar       11
                        processing cycle.                          signs ($)
--------------------------------------------------------------------------------------
SCHED_PRIN_AMT          The scheduled principal amount    2        No commas(,)
                        as reported by the Servicer for            or dollar       11
                        the current cycle -- only                  signs ($)
                        applicable for
                        Scheduled/Scheduled Loans.
--------------------------------------------------------------------------------------
SCHED_NET_INT           The scheduled gross interest      2        No commas(,)
                        amount less the service fee                or dollar       11
                        amount for the current cycle as            signs ($)
                        reported by the Servicer --
                        only applicable for
                        Scheduled/Scheduled Loans.
--------------------------------------------------------------------------------------
ACTL_PRIN_AMT           The actual principal amount       2        No commas(,)
                        collected by the Servicer for              or dollar       11
                        the current reporting cycle --             signs ($)
                        only applicable for
                        Actual/Actual Loans.
--------------------------------------------------------------------------------------
ACTL_NET_INT            The actual gross interest amount  2        No commas(,)
                        less the service fee amount for            or dollar       11
                        the current reporting cycle as             signs ($)
                        reported by the Servicer --
                        only applicable for Actual/
                        Actual Loans.
--------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT     The penalty amount received when  2        No commas(,)
                        a borrower prepays on his loan             or dollar       11
                        as reported by the Servicer.               signs ($)
--------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED  The prepayment penalty amount     2        No commas(,)
                        for the loan waived by the                 or dollar       11
                        servicer.                                  signs ($)
--------------------------------------------------------------------------------------
MOD_DATE                The Effective Payment Date of              MM/DD/YYYY
                        the Modification for the loan.                             10
--------------------------------------------------------------------------------------
MOD_TYPE                The Modification Type.                     Varchar -
                                                                   value can be    30
                                                                   alpha or
                                                                   numeric
--------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT  The current outstanding           2        No commas(,)
                        principal and interest advances            or dollar       11
                        made by Servicer.                          signs ($)
--------------------------------------------------------------------------------------
                        Flag to indicate if the                    Y=Breach
BREACH_FLAG             repurchase of a loan is due to a           N=NO Breach     1
                        breach of Representations and              Let blank if
                        Warranties                                 N/A
--------------------------------------------------------------------------------------

                            Wells Fargo Step 2 AAR

                                                                     EXHIBIT C


Standard File Layout - Delinquency Reporting

  *The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer

-----------------------------------------------------------------------------------------------------
Column/Header Name                             Description                    Decimal     Format
                                                                                          Comment
-----------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR               A unique number assigned to a loan by
                                the Servicer.  This may be different
                                than the LOAN_NBR
-----------------------------------------------------------------------------------------------------
LOAN_NBR                        A unique identifier assigned to each
                                loan by the originator.
-----------------------------------------------------------------------------------------------------
CLIENT_NBR                      Servicer Client Number
-----------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR               Contains a unique number as assigned by an
                                external servicer to identify a group of
                                loans in their system.
-----------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME             First Name of the Borrower.
-----------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME              Last name of the borrower.
-----------------------------------------------------------------------------------------------------
PROP_ADDRESS                    Street Name and Number of Property
-----------------------------------------------------------------------------------------------------
PROP_STATE                      The state where the  property located.
-----------------------------------------------------------------------------------------------------
PROP_ZIP                        Zip code where the property is located.
-----------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE          The date that the borrower's next                         MM/DD/YYYY
                                payment is due to the servicer at the end of
                                processing cycle, as reported by Servicer.
-----------------------------------------------------------------------------------------------------
LOAN_TYPE                       Loan Type (i.e. FHA, VA, Conv)
-----------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE           The date a particular bankruptcy claim                    MM/DD/YYYY
                                was filed.
-----------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE         The chapter under which the bankruptcy
                                was filed.
-----------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR             The case number assigned by the court to
                                the bankruptcy filing.
-----------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE          The payment due date once the bankruptcy                  MM/DD/YYYY
                                has been approved by the courts
-----------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE      The Date The Loan Is Removed From                         MM/DD/YYYY
                                Bankruptcy. Either by Dismissal, Discharged
                                and/or a Motion For Relief Was Granted.
-----------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE              The Date The Loss Mitigation Was                          MM/DD/YYYY
                                Approved By The Servicer
-----------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                   The Type Of Loss Mitigation Approved For
                                A Loan Such As;
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE          The Date The Loss Mitigation Is Actually                  MM/DD/YYYY
                                Completed
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE          Date File Was Referred To Attorney to                     MM/DD/YYYY
                                Pursue Foreclosure
-----------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE                Notice of 1st legal filed by an Attorney                  MM/DD/YYYY
                                in a Foreclosure Action
-----------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE       The date by which a foreclosure sale is                   MM/DD/YYYY
                                expected to occur.
-----------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE                The actual date of the foreclosure sale.                  MM/DD/YYYY
-----------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT                 The amount a property sold for at the         2           No
                                foreclosure sale.                                         commas(,)
                                                                                          or dollar
                                                                                          signs ($)
-----------------------------------------------------------------------------------------------------
EVICTION_START_DATE             The date the servicer initiates eviction                  MM/DD/YYYY
                                of the borrower.
-----------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE         The date the court revokes legal                          MM/DD/YYYY
                                possession of the property from the borrower.
-----------------------------------------------------------------------------------------------------
LIST_PRICE                      The price at which an REO property is         2           No
                                marketed.                                                 commas(,)
                                                                                          or dollar
                                                                                          signs ($)
-----------------------------------------------------------------------------------------------------
LIST_DATE                       The date an REO property is listed at a                   MM/DD/YYYY
                                particular price.
-----------------------------------------------------------------------------------------------------
OFFER_AMT                       The dollar value of an offer for an REO       2           No
                                property.                                                 commas(,)
                                                                                          or dollar
                                                                                          signs ($)
-----------------------------------------------------------------------------------------------------
OFFER_DATE_TIME                 The date an offer is received by DA                       MM/DD/YYYY
                                Admin or by the Servicer.
-----------------------------------------------------------------------------------------------------
REO_CLOSING_DATE                The date the REO sale of the property is                  MM/DD/YYYY
                                scheduled to close.
-----------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE         Actual Date Of REO Sale                                   MM/DD/YYYY
-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
OCCUPANT_CODE                   Classification of how the property is
                                occupied.
-----------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE             A code that indicates the condition of
                                the property.
-----------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE            The date a  property inspection is                        MM/DD/YYYY
                                performed.
-----------------------------------------------------------------------------------------------------
APPRAISAL_DATE                  The date the appraisal was done.                          MM/DD/YYYY
-----------------------------------------------------------------------------------------------------
CURR_PROP_VAL                   The current "as is" value of the              2
                                property based on brokers price opinion
                                or appraisal.
-----------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL               The amount the property would be worth        2
                                if repairs are completed pursuant to a
                                broker's price opinion or appraisal.
-----------------------------------------------------------------------------------------------------
If applicable:
-----------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE              FNMA Code Describing Status of Loan
-----------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE              The circumstances which caused a borrower to
                                stop paying on a loan. Code indicates the
                                reason why the loan is in default for this
                                cycle.
-----------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE             Date Mortgage Insurance Claim Was Filed                   MM/DD/YYYY
                                With Mortgage Insurance Company.
-----------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                    Amount of Mortgage Insurance Claim Filed                  No
                                                                                          commas(,)
                                                                                          or
                                                                                          dollar
                                                                                          signs
                                                                                          ($)
-----------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE              Date Mortgage Insurance Company                           MM/DD/YYYY
                                Disbursed Claim Payment
-----------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID               Amount Mortgage Insurance Company Paid        2           No
                                On Claim                                                  commas(,)
                                                                                          or dollar
                                                                                          signs ($)
-----------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE           Date Claim Was Filed With Pool Insurance                  MM/DD/YYYY
                                Company
-----------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT                  Amount of Claim Filed With Pool               2           No
                                Insurance Company                                         commas(,)
                                                                                          or dollar
                                                                                          signs ($)
-----------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE            Date Claim Was Settled and The Check Was                  MM/DD/YYYY
                                Issued By The Pool Insurer
-----------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID             Amount Paid On Claim By Pool Insurance        2           No
                                Company                                                   commas(,)
                                                                                          or dollar
                                                                                          signs ($)
-----------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE     Date FHA Part A Claim Was Filed With HUD                  MM/DD/YYYY
-----------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT            Amount of FHA Part A Claim Filed             2            No
                                                                                          commas(,)
                                                                                          or
                                                                                          dollar
                                                                                          signs
                                                                                          ($)
-----------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE      Date HUD Disbursed Part A Claim Payment                   MM/DD/YYYY
-----------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT       Amount HUD Paid on Part A Claim              2            No
                                                                                          commas(,)
                                                                                          or
                                                                                          dollar
                                                                                          signs
                                                                                          ($)
-----------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE     Date FHA Part B Claim Was Filed With                      MM/DD/YYYY
                                HUD
-----------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT            Amount of FHA Part B Claim Filed            2             No
                                                                                          commas(,)
                                                                                          or
                                                                                          dollar
                                                                                          signs
                                                                                          ($)
-----------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE      Date HUD Disbursed Part B Claim                           MM/DD/YYYY
                                Payment
-----------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT       Amount HUD Paid on Part B Claim              2            No
                                                                                          commas(,)
                                                                                          or
                                                                                          dollar
                                                                                          signs
                                                                                          ($)
-----------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE             Date VA Claim Was Filed With the                          MM/DD/YYYY
                                Veterans Admin
-----------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE              Date Veterans Admin. Disbursed VA Claim                   MM/DD/YYYY
                                Payment
-----------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT               Amount Veterans Admin. Paid on VA Claim      2            No
                                                                                          commas(,)
                                                                                          or
                                                                                          dollar
                                                                                          signs
                                                                                          ($)
-----------------------------------------------------------------------------------------------------


Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

      o     ASUM- Approved Assumption
      o     BAP- Borrower Assistance Program
      o     CO- Charge Off
      o     DIL- Deed-in-Lieu

      o     FFA- Formal Forbearance Agreement
      o     MOD- Loan Modification
      o     PRE- Pre-Sale
      o     SS- Short Sale
      o     MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

      o     Mortgagor
      o     Tenant
      o     Unknown
      o     Vacant

The Property Condition field should show the last reported condition of the property as follows:

      o     Damaged
      o     Excellent
      o     Fair
      o     Gone
      o     Good
      o     Poor
      o     Special Hazard
      o     Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

               ----------------------------------------------------------
               Delinquency      Delinquency Description
               Code
               ----------------------------------------------------------
               001              FNMA-Death of principal mortgagor
               ----------------------------------------------------------
               002              FNMA-Illness of principal mortgagor
               ----------------------------------------------------------
               003              FNMA-Illness of mortgagor's family member
               ----------------------------------------------------------
               004              FNMA-Death of mortgagor's family member
               ----------------------------------------------------------
               005              FNMA-Marital difficulties
               ----------------------------------------------------------
               006              FNMA-Curtailment of income
               ----------------------------------------------------------
               007              FNMA-Excessive Obligation
               ----------------------------------------------------------
               008              FNMA-Abandonment of property
               ----------------------------------------------------------
               009              FNMA-Distant employee transfer
               ----------------------------------------------------------
               011              FNMA-Property problem
               ----------------------------------------------------------
               012              FNMA-Inability to sell property
               ----------------------------------------------------------
               013              FNMA-Inability to rent property
               ----------------------------------------------------------
               014              FNMA-Military Service
               ----------------------------------------------------------
               015              FNMA-Other
               ----------------------------------------------------------
               016              FNMA-Unemployment
               ----------------------------------------------------------
               017              FNMA-Business failure
               ----------------------------------------------------------
               019              FNMA-Casualty loss
               ----------------------------------------------------------
               022              FNMA-Energy environment costs
               ----------------------------------------------------------
               023              FNMA-Servicing problems
               ----------------------------------------------------------
               026              FNMA-Payment adjustment
               ----------------------------------------------------------
               027              FNMA-Payment dispute
               ----------------------------------------------------------
               029              FNMA-Transfer of ownership pending
               ----------------------------------------------------------
               030              FNMA-Fraud
               ----------------------------------------------------------
               031              FNMA-Unable to contact borrower
               ----------------------------------------------------------
               INC              FNMA-Incarceration
               ----------------------------------------------------------

The FNMA Delinquent Status Code field should show the Status of Default as follows:

               ----------------------------------------------------------
                 Status Code    Status Description
               ----------------------------------------------------------
                      09        Forbearance
               ----------------------------------------------------------
                      17        Pre-foreclosure Sale Closing Plan
                                Accepted
               ----------------------------------------------------------
                      24        Government Seizure
               ----------------------------------------------------------
                      26        Refinance
               ----------------------------------------------------------
                      27        Assumption
               ----------------------------------------------------------
                      28        Modification
               ----------------------------------------------------------
                      29        Charge-Off
               ----------------------------------------------------------
                      30        Third Party Sale
               ----------------------------------------------------------
                      31        Probate
               ----------------------------------------------------------
                      32        Military Indulgence
               ----------------------------------------------------------
                      43        Foreclosure Started
               ----------------------------------------------------------
                      44        Deed-in-Lieu Started
               ----------------------------------------------------------
                      49        Assignment Completed
               ----------------------------------------------------------
                      61        Second Lien Considerations
               ----------------------------------------------------------
                      62        Veteran's Affairs-No Bid
               ----------------------------------------------------------
                      63        Veteran's Affairs-Refund
               ----------------------------------------------------------
                      64        Veteran's Affairs-Buydown
               ----------------------------------------------------------
                      65        Chapter 7 Bankruptcy
               ----------------------------------------------------------
                      66        Chapter 11 Bankruptcy
               ----------------------------------------------------------
                      67        Chapter 13 Bankruptcy
               ----------------------------------------------------------

                                                                     EXHIBIT D


Calculation of Realized Loss/Gain Form 332- Instruction Sheet
      NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.


The numbers on the 332 form correspond with the numbers listed below.

      Liquidation and Acquisition Expenses:
      -------------------------------------
      1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      4-12. Complete as applicable. Required documentation:

            * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

            *  For escrow advances - complete payment history

                (to calculate advances from last positive escrow balance
            forward)

            * Other expenses - copies of corporate advance history showing all payments

            *  REO repairs > $1500 require explanation

            * REO repairs >$3000 require evidence of at least 2 bids.

            * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Servicing Officer certification

            * Unusual or extraordinary items may require further documentation.

      13. The total of lines 1 through 12.

      Credits:

      14-21. Complete as applicable. Required documentation:

            * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney Letter of Proceeds Breakdown.

            *  Copy of EOB for any MI or gov't guarantee

            * All other credits need to be clearly defined on the 332 form

      22. The total of lines 14 through 21.

      Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

      Total Realized Loss (or Amount of Any Gain)
      -------------------------------------------
      23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Calculation of Realized Loss/Gain Form 332

      Prepared by:  __________________                Date:  _______________
      Phone:  ______________________   Email Address:_____________________


------------------------  --------------------------  -----------------------
Servicer Loan No.         Servicer Name               Servicer Address


------------------------  --------------------------  -----------------------

      WELLS FARGO BANK, NATIONAL ASSOCIATION Loan No.______________________

      Borrower's Name: ____________________________________________________
      Property Address:____________________________________________________

      Liquidation Type:  REO Sale   3rd Party Sale   Short Sale   Charge Off

      Was this loan granted a Bankruptcy deficiency or cramdown   Yes   No
      If "Yes", provide deficiency or cramdown amount ______________________


      Liquidation and Acquisition Expenses:
      (1) Actual Unpaid Principal Balance of Mortgage Loan $______________
          (1)
      (2) Interest accrued at Net Rate
          (2)
      (3) Accrued Servicing Fees                       _______________(3)
      (4) Attorney's Fees                              _______________(4)
      (5) Taxes (see page 2)                           _______________(5)
      (6) Property Maintenance                             _______________
          (6)
      (7) MI/Hazard Insurance Premiums (see page 2)        _______________
          (7)
      (8) Utility Expenses                             _______________(8)
      (9) Appraisal/BPO                                _______________(9)
      (10) Property Inspections                            _______________
          (10)
      (11) FC Costs/Other Legal Expenses                   _______________
          (11)
      (12) Other (itemize)                                 _______________
          (12)
           Cash for Keys__________________________         _______________
          (12)
           HOA/Condo Fees_________________________         _______________
          (12)

            ______________________________________         _______________
          (12)

            Total Expenses                                $_______________(13)
      Credits:
      (14)  Escrow Balance                                $_______________
          (14)
      (15)  HIP Refund                                     _______________
          (15)
      (16)  Rental Receipts                                _______________
          (16)
      (17) Hazard Loss Proceeds                            _______________
          (17)
      (18)  Primary Mortgage Insurance / Gov't Insurance
          ________________  (18a) HUD Part A
                                                       _______________
      (18b)HUD Part B
      (19)  Pool Insurance Proceeds                        _______________
          (19)
      (20)  Proceeds from Sale of Acquired Property        _______________
          (20)
      (21)  Other (itemize)                                _______________
          (21)
          ________________________________________         _______________
          (21)

          Total Credits                                   $_______________(22)
      Total Realized Loss (or Amount of Gain)             $_______________(23)

Escrow Disbursement Detail


----------------------------------------------------------------------------
Type         Date Paid  Period of  Total Paid   Base     Penalties  Interest
(Tax /Ins.)             Coverage                Amount
----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------